Exhibit 32

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         AND CHIEF FINANCIAL OFFICER
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Carol K. Nelson, Chief Executive Officer and President, and Lars H. Johnson, Chief Financial Officer of Cascade Financial Corporation (the "Company"), each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1. The Form 10-Q of the Company for the quarterly period ended March 31, 2005 (the "Form 10-Q"), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is being furnished solely for purposes of Section 906 and is not being filed as part of this quarterly report.


Date: May 6, 2005

                                       /s/ Carol K. Nelson
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                                       Carol K. Nelson, President and CEO


                                       /s/ Lars H. Johnson
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                                       Lars H. Johnson, Chief Financial Officer